Investor Presentation Delek US Holdings Credit Suisse Small/Mid Cap Conference Sept. 16, 2015

Disclaimers 2 Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (defined as “we”, “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA has important limitations as analytical tools because they exclude some, but not all items that affect net income and net cash provided by operating activities. Additionally, because EBITDA may be defined differently by other companies in its industry, Delek US' definitions of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Please see reconciliations of EBITDA to its most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Delek US Holdings Overview 3 (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a facility owned by Delek Logistics adjacent to the El Dorado refinery. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. (2) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets. Crude Sourcing/Logistics Flexibility • Pipeline Access:  Midland (97,000 bpd in system)  Gulf Coast and Cushing • Gathered Barrels:  Local barrels in Arkansas/ North Louisiana  East and West Texas • Rail Capability at El Dorado  Up to 45,000 BPD of light crude(1) ;Ability to offload heavy Canadian crude Synergies Created through integration:  Logistics assets support operations and create growth options  Refinery locations allow ability to optimize the system  Ability to support retail locations enhances margins REFINING  155,000 BPD in total El Dorado, AR  80,000 BPD  9.0 complexity Tyler, TX  75,000 BPD  8.7 complexity  360 Stores  Locations in 7 states  TN, AL, GA, AR, KY, MS, VA RETAIL  9 Terminals  Approx. 1,250 miles of pipelines  8.5 million bbls storage capacity LOGISTICS (2)  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock LONGVIEW CRUDE OIL HUB Mid-Continent Integrated Downstream Energy Company – Crude Gathering to Retail Locations

Delek US Investment Highlights

Refining *Increased capacity and improved flexibility*	• Crude nameplate capacity increased by 15 kbpd to 155 kpbd • Improved light crude processing flexibility at El Dorado • Turnarounds completed and FCC reactors replaced at both refineries • DHT capacity increased to 71 kbpd from 52 kbpd (2013) • No scheduled turnarounds until 2019/2020
Logistics *Growing EBITDA and distribution* *(Delek Logistics Partners (NYSE: DKL)* (1)	• Achieved an annualized run rate EBITDA of approximately $100 million • DKL leverage ratio 3.1x at 6/30/15 • Distribution increased 10 consecutives quarters to $0.55/unit • DKL targeting 15% annual distribution growth rate • In 75%/25% IDR splits; enter high splits above $0.5625/unit
Retail *Expanding large-format store base*	• LTM contribution margin of $65.0 million at 6/30/15 • 64 large format stores in network; expanding foot print • Experienced same store fuel gallons sold growth of 4.0% YTD 2Q15 • Approximately 70% of fuel needs supplied by Delek refining
Growth Focus Through Acquisitions	• Acquired 48% of outstanding shares, of Alon USA Energy (NYSE: ALJ) ("Alon USA") on May 14, 2015. • 4 third party logistics acquisitions; Exploring additional opportunities • Ability to buy at right time and integrate into system
Strong Financial Position (2)	• Cash balance of approximately $378 million • Debt of approximately $972 million, including $317 million at DKL • Net debt (excl. DKL) of $277 million

1) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL.
2) Based on 6/30/15 balance sheet.

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Increases potential free cash flow generation from operations $18.8 $74.9 $61.6 $82.9 $155.1 $42.3 $36.0 $65.9 $144.3 $201.1 $10.4 $21.4 $23.3 $18.6 $14.3 $14.4 $36.5 $29.1 $37.9 $26.2 $2.0 $0.1 $0.1 $7.6 $26.5 $35.0 $22.4 Q1 $86.9 Q2 $41.7 Q3 $51.0 Q4 $40.3 $100.0 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015E 2016E Historical and Projected Capital Spending (excluding Logistics segment) Refining Retail Other Declining Capital Needs Expected after 2014 5 $56.8 $80.1 $121.5 $217.2 Source: Company filings and estimates. Estimates subject to changes based on operations, projects completed and market conditions. 2015E does not include capital expenditures for new retail stores during that period. 2016E does not include retail store growth. All estimates subject to change. $249.7 $219.9 $169.5 $101.5 $86.9 $96.3 $29.2 ($ in millions)  Average EBITDA generation 2012 to 2014 was $455 million

Alon USA Investment

- On May 14, 2015, Delek completed the acquisition of approximately 33.7 million shares, or approximately 48% of the outstanding shares, of Alon USA Energy (NYSE: ALJ) ("Alon USA") common stock from Alon Israel Oil Company, Ltd. ("Alon Israel").
  - Five seats on the eleven-member Alon USA board of directors, including chairman of the board
  - DK may own up to 49.99% in the first year at its discretion
  - Additional ownership above this threshold during the first year is subject to approval of the independent members of Alon USA's board of directors
  - Total consideration of approximately \$564.5 million[(1)]; \$200.0m cash[(2)], \$145.0m seller note; 6.0m DK shares
- Focus on long term value creation
  - Shareholder agreement expires May 2016
  - No limitation on DK's ownership interest of ALJ after expiration

Alon USA Asset Overview



Richmond Beach
Washington
Oregon
Elk Grove
Femley
Nevada
California
Bakersfield
Mojave
Paramount
Long Beach
Phoenix
Flagstaff
Arizona
Tucson
Bloomfield
Albuquerque
Moriarty
New Mexico
El Paso
Orla
Lubbock
Wichita Falls
Oklahoma
Tulsa
Arkansas
Duncan
Big Spring
Dallas
Fort Worth
Abilene
Midland/
Odessa
Texas
Houston
Corpus Christi
Louisiana
Nederland
Krotz Springs
Empire
South
Marsh
Island
Loop
ALON USA
Refinery
Exchange Terminal
Alon USA Terminal
Third-Party Terminal
Asphalt Terminal
Alon Pipelines (idled)
Third-Party Pipelines
Key Retail Cities

Refining

- 217,000 bpd of capacity
- **Big Spring**
  - 73,000 bpd
  - 10.5 complexity
- **Krotz Springs**
  - 74,000 bpd
  - 8.3 complexity
- **California** [(3)]
  - 70,000 bpd
  - 9.2 complexity

Retail

- Approx. 295 stores
- Southwest US locations
- Largest licensee of 7-Eleven stores in the US

Asphalt

- 10 asphalt terminals located in TX, WA, CA, AZ and NV
- the largest asphalt supplier in CA and second largest asphalt supplier in TX

Alon USA Partners (NYSE: ALDW)

- ALJ also owns 100% of the general partner and 81.6% of the limited partner interests in ALDW
- ALDW owns the Big Spring refinery (aggregate crude oil throughput capacity of 73,000 bpd)

Delek US

(1) Based upon a closing price of \$36.59 per share of Delek US common stock on May 13, 2015.
(2) Payment was funded through a combination of cash on hand and an increase in Lion Oil's term loan credit facility from \$99.0 million to \$275.0 million. The interest rate is based on LIBOR or base rate plus applicable margins, subject in each case to an all-in interest rate floor of 5.5%
(3) Refineries in California are not currently operating.

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0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Cu rr en t Yiel d Market Cap ($MM) MLP's: Sept 2014 7 Source: Wells Fargo Equity Research – Sept 2014 & July 2015 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Cu rr en t Yiel d Market Cap ($MM) MLP’s: July 2015 DKL Refinery-Backed Small & Mid-Cap Midstream DKL Refinery-Backed Yields Midstream Yields Market Cap Sept 2014 July 2015 Change Sept 2014 July 2015 Change Less than $2B 4.33% 5.1% + 15.1% 5.73% 7.4% + 22.6% Greater than $2B less than $4B 3.7% 4.2% + 11.9% 4.93% 6.1% + 19.2% Greater than $4B 2.43% 3.1% + 21.6% 4.6% 5.6% + 17.9% Refinery-Backed Small & Mid-Cap Midstream MLP Environment Changing Refinery backed MLP’s have handled the period better than midstream peers without a refinery sponsor $1,000 $1,000

Limited Value Attributed to Delek US Refining Assets in Current Environment

Creates attractive capital allocation opportunity



$2.3B EV
$2.0
$1.5
$1.0
$0.5
$0.0
Value, $ in billions
Delek US
Price: $31.16
X Shares: 63.5m
Market Cap: $2.0 B
+Debt (excl. DKL): $0.7
- Cash: $0.4
Enterprise Value: $2.3 B
DKL, $0.50
ALJ, $0.60
GP, $0.25 to $0.50
Retail, $0.36 to $0.40
Refining, $0.59 to $0.30
DKL Value:
Price: $37.22
X Shares: 24.3m
Market Cap: $0.9 B
X 60% Ownership $0.5 B
ALJ Value:
Price: $17.97
X Shares: 70.8m
Market Cap: $1.3 B
X 48% Ownership $0.6 B
General Partner Estimated Value:
Est. Annual Distribution: $10.0m to $20.0m range
X Multiple: 25.0x
Estimated Value $0.25 B to $0.50 B
Retail Estimated Value:
Est. Annual EBITDA $40m to $45m range
X Multiple: 9.0x
Estimated Value $0.36 B to $0.40 B
Remaining Value to refining

Notes:

- Share prices based on 9/11/2015 and shares outstanding, debt and cash balances as of June 30, 2015. DKL debt of $316.9 million and $0.1 million of cash excluded from DK enterprise value.
- Retail valuation based on estimated EBITDA range. Actual results will vary based on market conditions.
- GP Distribution range based on estimated amount if Delek Logistics (NYSE: DKL) meets its target of 15% annual growth in limited partner distributions in the future. Actual amounts based on DKL performance and distribution amounts paid in the future.

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Remaining Interest in Alon USA •48% of outstanding shares acquired on May 14, 2015 •Potential next steps (1): •Acquire remaining 52% for 100% ownership •Acquire additional 3% for effective control at 51% • Stock ratio (ALJ/DK) (2) • April 14, 2015 = 0.41x (deal announced) •May 14, 2015 = 0.45x (deal closed) •September 11, 2015 = 0.58x Logistics • JV pipeline construction underway • Focus on acquisitions •Environment more attractive • Build off existing platform •Potential future drop downs from Delek US could include: •Rail cars •Trucks •Retail Return Cash to Shareholders •$125 million program in place for 2015 •Regular Quarterly Dividend $0.15/share •Special dividends paid in past •Repurchased $25.1 million to date in 3Q15 (Sept. 11) • $1.5 million per day bought since initiation of program on Aug. 19 Investment Options Available to Delek US 9 Current DK share price creates opportunity for capital allocation 1) Subject to stockholders agreement with Alon USA that expires in May 2016. 2) Ratio based on daily closing price. April 14, 2015 DK $37.90/shr and ALJ $15.70/shr = 0.414; May 14, 2015 DK $38.46/shr and ALJ $17.16/shr = 0.446; September 11, 2015 DK $31.16/shr and ALJ $17.97/shr = 0.577

Refining Segment Operational Update

Approximately 75% of crude slate consist of Midland and local crude supply Increased Access to Cost Advantaged Crude 11 45.0 45.0 87.0 97.0 17.2 17.9 18.6 18.0 0 50 100 150 200 2012 2013 2014 2015-2Q In 0 0 0 b p d Midland Local Crude Throughput Capacity $(3.31) $(2.71) $(6.11) $(2.64) $(2.38) $(0.59) $0.19 $0.96 $1.00 2012 2013 2014 1Q15 2Q15 Jul. 2015 Aug. 2015 Sep. 2015 Oct. 2015  Improved access to cost advantaged crude (Midland/local) in refining system  Recently trading has Midland near Cushing  Long term outlook for Midland $2-$3/bbl under Cushing  Competitive margin in the refining sector due to:  Cost advantaged crude supply  Serve niche markets  Reducing operating expenses per barrel WTI Midland vs WTI Cushing, $/bbl (1) Increasing Access to Cost Advantage Crude 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.66/bbl (Q1 2015); $1.77(Q2 2015); $0.46 (Jul.); $0.48 (Aug.); $0.67 (Sep.); $0.90 (Oct.) . Source: Argus – as of September 11, 2015; NYMEX futures settle prices 2) Company reports and estimates. Data based on 2014 results. ALJ includes Big Spring refinery at MLP subsidiary ALDW which is owned 82% by ALJ. $4.10 $4.93 $6.77 $7.41 $7.60 $7.70 $8.39 $8.66 $11.14 PSX TSO PBF VLO HFC ALJ MPC DK WNR 2014 Peer Net Refining Margin per barrel(2) Periods incl. backwardation/contango

Increased ability to process light crude oil and ULSD capacity Improved Operating Flexibility 12  Since 2012 increased light crude processing capability by 27% based on 2015 target  ULSD capability expected to improve by 37%  El Dorado has ability to process 80 kbpd medium or mostly light crude  Light Product Yield has improved:  Tyler 98% light products  El Dorado 88% light products 122 124 140 155 52 52 60 71 2012 2013 2014 2015 Light Crude Processing DHT Tyler Total Production, bpd 42% 47% 49% 50% 49% 51% 34% 38% 38% 39% 40% 37% 19% 10% 11% 8% 8% 9% 6% 5% 3% 2% 3% 3% 79,443 71,372 71,642 71,286 80,263 78,789 66,000 68,000 70,000 72,000 74,000 76,000 78,000 80,000 82,000 0 0 0 1 1 1 1 2011 2012 2013 2014 2Q14 2Q15 Gasoline Diesel Asphalt Petro/Other El Dorado Total Production, bpd Light Crude Processing and DHT Capacity Increased (1) (In 000 bpd) 1) 2012 and 2013 volume based on actual crude throughput. 2014 and 2015 based on total capability of the system. Capacity 54% 56% 54% 55% 52% 52% 38% 37% 39% 39% 41% 41% 8% 7% 7% 6% 7% 7% 59,697 59,185 62,304 65,523 64,926 74,130 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 0% 20% 40% 60% 80% 100% 120% 2011 2012 2013 2014 2Q14 2Q15 Gasoline Diesel Petro/Other

Completed in March 2015; Expected annual incremental EBITDA of $75 million Tyler Refinery Expansion and FCC Reactor Economics  Based on incremental 15,000 bpd of crude throughput capacity – Capital cost of approximately $67 million  Expected product yield +15.3 kbpd – Gasoline +7.5 kbpd – Diesel/Jet +6.7 kbpd – Other +1.0 kbpd  Estimated Expansion return: – Approximately $65 million annual EBITDA – Assumed Economics: • $23.00 Gulf Coast WTI ULSD 5-3-2 crack spread; $57/bbl WTI- Cushing; $0.60 CMA • Midland sourced crude at $0.50 below Cushing • $1.00/bbl change in crack spread = $5.1m in EBITDA  FCC reactor replaced during turnaround 1Q2015 • Improved yields expected to generate an additional $10.0 million of annual EBITDA 13 32.7k 40.1k 26.2k 32.9k 2.1k 2.6k 2.8k 3.3k - 20.0 40.0 60.0 80.0 Pre-Expansion Post-Expansion Gasoline Diesel/Jet LPG Other 63.7k 78.9k 52.0k 52.0k 5.5k 10.5k 10.0k 0.0 20.0 40.0 60.0 80.0 Pre-Expansion Post-Expansion WTI-Cushing or Midland East Texas Midland Crude Slate 57.5k 72.5k Product Slate

Supports High Refining Utilization Refineries Serve Local Niche Markets 14 0 50 100 150 200 250 300 350 400 450 500 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q 1 4 4Q1 4 1Q1 5 2Q1 5  Delek Logistics Partners terminals support refining system:  Tyler refinery serves a 60 to 80 mile radius  El Dorado has access to local markets, as well as Little Rock and Memphis  Local market netbacks higher than Gulf Coast basis  Colonial Pipeline space has increased access to Southeastern market $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Ja n -1 3 M ar-1 3 M ay-1 3 Ju l- 13 Sep- 1 3 No v-1 3 Ja n -1 4 M ar-1 4 M ay-1 4 Ju l- 14 Sep- 1 4 N o v-14 Ja n -1 5 M ar-1 5 M ay-1 5 Ju l- 15 Sep- 1 5 Delek US – Monthly Colonial Pipeline Space, (000 bbls) Gasoline Price Differential – NYMEX less Gulf Coast(1) Improving Niche Markets 1) Source for gasoline price differential is Platts with NYMEX RBOB and Gulf Coast CBOB average posted prices.

El Dorado Asphalt Inventory $/bbl Declining 15  Asphalt inventory cost/bbl has declined during first half of 2015  Cost of sales for asphalt based on FIFO inventory method  Asphalt inventory is built during winter months and sold in 2Q/3Q each year  Higher cost inventory was sold in the first half of 2015, during a declining price environment  With lower inventory $/bbl position, subject to market prices, this should benefit asphalt margins in second half of 2015 El Dorado Asphalt Inventory Cost and Mid-Con Retail Asphalt Trends, $/bbl (1) $- $20 $40 $60 $80 $100 $120 Jan '14 Feb '14 Mar '14 Apr '14 May '14 Jun '14 Jul '14 Aug '14 Sep '14 Oct '14 Nov '14 Dec '14 Jan '15 Feb `15 Mar `15 Apr `15 May `15 Jun `15 $ pe r b ar re l El Dorado Inventory Value (1) Mid-Con Retail Asphalt (Oklahoma/Kansas)(2) 1) In addition to inventory costs; transportation, additives and chemical cost would be included to determine total delivered cost per barrel. This will vary based on customer and location. El Dorado produced 7,365 bpd of asphalt in 2Q15. 2) Market information for mid-continent asphalt price and WTI crude oil at Cushing, Oklahoma. Illustrative of changes in the market and may not directly equate to refinery level margin for Delek US. Delek US sales into both the retail and wholesale markets. Source: Poten & Partners – July 2015; http://www.okladot.state.ok.us/contractadmin/pdfs/binder-index.pdf

Operating Cost Per Barrel 16  Focus on reducing costs in operations  Total operating cost per barrel declined year over year in 2Q15  Goal to reduce to below $4.00 per barrel  Reduction in cost enhances competitive position $4.82 $4.71 $4.63 $4.41 $4.52 $3.82 2011 2012 2013 2014 2Q14 2Q15 Tyler Operating Expense Per Barrel Sold 60,395 61,412 63,696 65,969 72,058 $3.68 $3.40 $4.06 $3.94 $3.85 $4.23 2011 2012 2013 2014 2Q14 2Q15 (1) El Dorado Operating Expense Per Barrel Sold 76,153 73,709 74,180 85,812 87,565 $4.18 $4.00 $4.32 $4.16 $4.14 $4.04 2011 2012 2013 2014 2Q14 2Q15 Total Refining Operating Expense Per Barrel Sold 77,369 65,263 1) El Dorado was increased by $4.2m primarily related to environmental remediation cost in 2Q15.

Logistics Operational Update

Strategic Partner in Delek Logistics Partners, LP (NYSE: DKL) 18 Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL. Note: Storage and pipeline amounts based on the pipeline and transportation segment and wholesale marketing and terminalling segment.  ~525 miles of crude/product transportation pipelines, includes the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR/North LA  Rail offloading facility Pipelines Assets  Storage facilities with 8.5 million barrels of active shell capacity Storage Assets  Wholesale and marketing business in Texas  9 light product terminals: TX, TN,AR Wholesale/ Terminal Assets Growing logistics assets support crude sourcing and product marketing

DKL: Plans in Place for Future Growth 19 Paline Pipeline ■ New agreements effective January 1, 2015 until June 30, 2016 ■ Increased volume and capacity usage rate from 2014 level ■ Potential for utilization and/or capacity increase Continued Asset Development ■ Delek US continues to develop assets to support its operations ■ Potential future drop downs could include: ■ Trucking; rail cars; retail ■ Delek US’ 48% ownership in Alon USA (NYSE: ALJ) may create additional opportunities for growth Pipeline Development Projects ■ Caddo Pipeline - DKL (50%)/Plains All American (50%) ■ Location: Longview, TX to Shreveport, LA ■ Expected Completion: Mid-2016 ■ Rio Pipeline Project - Rangeland Energy (67%)/ DKL (33%) ■ Location: Loving County, TX to Midland, TX area ■ Expected Completion: Mid-2016 ■ Delek US expected to be an anchor shipper on both projects

Joint Venture Pipeline Projects 20 Caddo Pipeline ■ DKL (50%)/Plains (50%) ■ Est. total cost: $100 million ■ Capacity: 80,000 bpd ■ Length: 80 miles ■ Expected Completion: Mid-2016 Rio Pipeline ■ Rangeland (67%)/ DKL (33%) ■ Est. total cost: $125 million ■ Capacity: 55,000 bpd ■ Length: 107 miles ■ Expected Completion: Mid-2016

DKL: Potential EBITDA Growth (1)

- **Visible Pathways for Growth Provide Potential for Continued EBITDA Increase in Coming Quarters (1)**

Potential EBITDA, $ in millions *



$98.3
$5.0
$2.5 To $3
$3.0
$5.5
$1.9
8x to 10x EBITDA Target
Frank Thompson Transport
Dec. 2014
Mt. Pleasant Terminal
Oct. 2014
Caddo Pipeline
DKL 50%/
Plains 50%
RIO Pipeline
DKL 33%/
Rangeland 67%
Exp. Compl. 2016
Exp. Inv. $91.0m
✓ = in place and operating to support future growth; remaining benefit not included in the LTM period.
PF LTM 2Q2015 (1)
Potential from Drop Downs (2)
Potential increase from Tyler Expansion (3)
Annual Tariff Increase - 2015 FERC/Inflation adj
New Paline agreements (4)
3rd Party Acquisitions
Pipeline Joint Ventures (5)

*Delek Logistics Partners, LP (NYSE: DKL) estimated ranges; actual results subject to market conditions, operating performance and tariff rates.

(1) Information provided in Delek Logistics Partners, LP (NYSE: DKL) August 2015 investor presentation available at www.deleklogistics.com. 2Q2015 EBITDA based on LTM information provided in that presentation. Pro forma include cost adjustments based as shown in the DKL presentation of $4.2 million. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DKL. Estimates based on DKL information.

(2) Drop down was completed March 31, 2015 based on guidance provided by DKL.

(3) Annual benefit, based on guidance from DKL, from Delek US' expansion at its Tyler refinery that was completed in 1Q15. Based on an additional 10,000 to 15,000 barrel per day throughput.

(4) Based on agreements in effect Jan. 1, 2015. Incremental benefit versus 2014 as provided by DKL in its August 2015 Investor Presentation.

(5) Joint venture projects are expected to be completed in the first half to mid-2016. Estimated capital investment is approximately $91 million. Estimated project multiple range based on DKL target.

21

Increased Distribution with Conservative Coverage and Leverage 22 Distribution has been increased eight consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 - 0.200 0.400 0.600 MQD (1) 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q15 2Q15 (3) Quarterly Distribution Growth to Date 1.39x 1.32x 1.38x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.46x 0.50x 1.00x 1.50x 2.00x 2.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 (3) Avg. 1.35x in 2013 Avg. 1.69x in 2014 Avg. 1.35x 2015 YTD Distributable Cash Flow Coverage Ratio (2) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 0.50x 1.50x 2.50x 3.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 Debt / LTM EBITDA Leverage Ratio (4) (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 30 of DKL investor presentation for reconciliation. (3) Based on total distributions declared on July 27 and to be paid on August 14, 2015. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

23 Marginal Percentage Interest in Distributions Assumed Distribution per Limited Partner Unit if Delek Logistics Meets 15% Annual Growth Target (2) Delek Logistics GP Incentive Distribution Rights Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0%  Current Distribution $0.550 for 2Q 2015  Delek US Ownership (1): LP Units: 14,798,516 GP Units: 494,900 (1) Includes subordinated units. (2) Based on no change in number of units and assumes all units are paid distribution. Annual growth rate in distribution based on 15% (per DKL guidance) from 2014 4Q distribution of $0.51 per unit ($2.04 annualized) to 2017. Delek US and affiliates own 60% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics Meets 15% Annual Growth Target (2) $1.50 $1.60 $1.90 $2.25 $2.59 $2.98 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 MQD annualized 2013A 2014A 2015E 2016E 2017E Distribution per LP unit $28.1 $33.3 $38.3 $44.1 $1.9 $5.4 $12.7 $22.1 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2014 2015E 2016E 2017E Distribution - LP Distribution - GP +7% +19% +18% +15% +15%

Retail Operational Update

Fuel Gallons Sold Per Store (000’s) 1,039 1,082 1,112 1,204 574 623 2011 2012 2013 2014 1H14 1H15 951 1,011 1,037 1,106 535 564 2011 2012 2013 2014 1H14 1H15 Retail Locations Create Synergies for Product Marketing 25 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Merchandise Sales Per Store ($000’s) Tennessee 194 locations Virginia 8 locations Kentucky and Mississippi 9 locations Arkansas 13 locations Tyler Georgia 46 locations El Dorado Red border indicates region for future growth Alabama 90 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 360 stores throughout seven states  Ability to supply fuel gallons to stores from refining and product logistics at Delek US  Currently undergoing multi-year store enhancement initiative  60% of stores re-imaged or newly constructed  Targeting 10-12 large-format stores over next twelve months $45.2 $45.2 $47.6 $61.0 $22.6 $26.6 2011 2012 2013 2014 1H14 1H15 Contribution Margin ($ millions)

Focused on Organic Growth 26  Large Format Stores are focal point  Approximately 4,800 square feet  Offer customers wider product selection  Prepared food service offering increases traffic  Avg. approximately 4 million gallons and $2+million inside sales once market penetrated  3 year growth trajectory for market penetration  64 large format stores in portfolio as of 2Q15  11 stores built in 2014  6 new stores targeted for second half 2015  Current store mix of reimage, truck stops, new builds New Builds 2,600,000 3,400,000 4,000,000 Year 1 Year 2 Year 3 Large Format Store Fuel Gallons Sold Projected Performance Year 1-3 (1) (1) Projected fuel gallons sold. Actual amount will vary based on individual store location and performance over time. Continued integration with refining system supports higher fuel margins 31% 69% 2013 49% 51% 2014 67% 33% YTD 2Q15

Current Retail Valuation Comparison 27 Valuations moving higher than historical 6x-8x range 9.8x 10.0x 12.1x 7.8x 9.1x CASY CAPL CST MUSA SUN Enterprise Value (“EV”) / Frwd. EBITDA Average = 9.8x (1) Source: Capital IQ; September 1, 2015.

Financial Update

Solid Financial Performance & Delivering Value to Shareholders

Financial Highlights

- **At June 30, 2015**
  - Cash of $378.4 million; Debt of $971.9 million
  - Includes $316.9 million of debt at Delek Logistics (DKL)
  - Excluding DKL, Delek US' net debt position was approximately $276.7 million
- **Capital allocation focused on capital program, acquisitions and cash returned to shareholders**
  - $125 million share repurchase plan authorized in 2015; $25.2 million repurchased QTD 3Q15; $74.7 million repurchased in 2014
  - Total of $59 million of dividends paid in 2014
  - Investing in operations for long term growth; $257 million of capital expenditures in 2014
- **Completed large capital spending program in first half 2015**

Historical Contribution Margin ($MM) (1)(2)



6.5 year CAGR: 19.6%
12.5 year CAGR: 23.5%
$164
$151
$130
$445
$655
$439
$610
$524
2008
2009
2010
2011
2012
2013
2014
2015 LTM

Cash Balance ($MM)



$68
$49
$226
$602
$400
$444
$378
2009
2010
2011
2012
2013
2014
Jun '15

Share Repurchases ($MM)



$37
$75
1Q14: El Dorado Turnaround
$0
$8
$34
$33
1Q15: Tyler Turnaround /Expansion 2Q15: ALJ Transaction
$0
$0
$25
2013
2014
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15 (3)

Dividends Declared ($/share)



Regular
Special
$0.15
$0.15
$0.15
$0.15
$0.33
$0.18
$0.15
$0.60
$0.39
$0.21
$0.95
$0.55
$0.40
$1.00
$0.40
$0.60
$0.30
$0.30
2009
2010
2011
2012
2013
2014
2015 YTD

(1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization.
(2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011.
(3) Amount of share repurchases through September 11, 2015. Purchases began on August 19, 2015.

29

Delek US Capital Allocation Program 30 Invest in Business • Safe and Efficient Operations • Building new stores in retail • JV pipeline projects in logistics Acquisitions • Focus on Logistics • Environment more attractive • Build off existing platform • Remaining interest in Alon USA • Acquired 48% of common stock outstanding on May 14, 2015 Share Repurchase Program • $125 million program in place for 2015 • $75 million repurchased in 2014 Dividend policy • Regular Quarterly Dividend $0.15/share • Special dividends paid in past • Policy evaluated regularly Long Term Value Creation Target the most attractive value based on market conditions, expected returns and growth strategies

31 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

Delek US Focused on Building an Integrated Business Model

A core part of Delek US' strategy is to grow via prudent strategic transactions since 2001



2005 to 2007
2011 to 2012
2013 to Current
Asset Integration
Crude Gathering
Crude Logistics
Refining
Product Logistics
Retail
2011 SALA Gathering Lion Oil acquisition
Increased Gathering East and West Texas
2011 Paline Pipeline $50 mm
2012 Nettleton Pipeline $12.3 mm
2016 Completion DKL Joint Ventures Caddo Pipeline RIO Pipeline Exp. Inv.: ~$91.0 mm
2005 Tyler refinery & related assets $68.1 mm(1)
2011 Lion refinery & related pipeline & terminals $228.7 mm(1)
2013 Biodiesel Facility $5.3 mm
2014 Biodiesel Facility $11.1 mm
2015 48% ownership in Alon USA
2006 Abilene & San Angelo terminals $55.1 mm
2012 Big Sandy terminal & pipeline $11.0 mm
2013 Tyler-Big Sandy Pipeline $5.7 mm
2013 North Little Rock Product Terminal $5.0 mm
2014 Mt. Pleasant System $11.1 mm (2)
2014 Frank Thompson Transport $11.6 mm
Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm
2011 - 2014 Building new large format convenience stores
2015 48% ownership in Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refinery Segment | Logistics Segment | Retail Segment

33

$18.8 $74.9 $61.6 $82.9 $155.1 $42.3 $36.0 $65.9 $144.3 $201.1 $172.9 $0.2 $0.3 $0.9 $0.5 $0.9 $10.5 $5.1 $7.2 $19.8 $10.4 $21.4 $23.3 $18.6 $14.3 $14.4 $36.5 $29.1 $37.9 $26.2 $24.2 $2.0 $0.1 $0.1 $7.6 $26.5 $35.0 $22.4 $22.8 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015F Refining Logistics (Marketing) Retail Other Historical and Projected Capital Spending 34 $56.8 $81.0 $132.0 $222.3 Source: Company filings. $256.9 $239.7 $170.0 $102.4 $87.2 $96.5 $29.2 ($ in millions)

-$30 -$20 -$10 $0 $10 $20 $30 $40 $50 J a n -1 0 F e b -1 0 M a r- 1 0 A pr -1 0 M a y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 No v -1 0 De c -1 0 J a n -1 1 F e b -1 1 M a r- 1 1 A pr -1 1 M a y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 No v -1 1 De c -1 1 J a n -1 2 F e b -1 2 M a r- 1 2 A pr -1 2 M a y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 No v -1 2 De c -1 2 J a n -1 3 F e b -1 3 M a r- 1 3 A pr -1 3 M a y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 No v -1 3 De c -1 3 J a n -1 4 F e b -1 4 M a r- 1 4 A pr -1 4 M a y -1 4 J u n -1 4 J u l- 1 4 A u g -1 4 S e p -1 4 O c t- 1 4 No v -1 4 De c -1 4 J a n -1 5 F e b -1 5 M a r- 1 5 A pr -1 5 M a y -1 5 J u n -1 5 J u l- 1 5 A u g -1 5 S e p -1 5 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2015 data is as of September 11, 2015; quarterly averages shown.; 5-3-2 crack spread based on HSD (2) Crack Spreads: (+/-) Contango/Backwardation (1) (2) (2) 35

Access to Midland Crudes Benefits Margins

WTI Midland vs. WTI Cushing Crude Pricing


($ per barrel)
$2.00
$0.00
($2.00)
($4.00)
($6.00)
($8.00)
($10.00)
($12.00)
($14.00)
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
97,000 bpd of Midland crude in DK system

Source: Argus – as of September 11, 2015

36

Non-GAAP Reconciliation 37 Source: Company filings. ($ in millions) 2012 2013 2014 1H14 1H15 2Q15 LTM Net cash provided by operating activities $462.9 $102.5 $319.1 $172.0 $92.4 $239.5 Purchase of property, plant and equipment 132.0 222.3 256.8 153.4 138.4 $241.8 Free cash flow $330.9 ($119.8) $62.3 $18.6 ($46.0) ($2.3) Year Ended 12/31 Delek US Free Cash Flow Reconciliation ($ in millions) 2008 2009 2010 2011 2012 2013 2014 1H14 1H15 2Q15 LTM Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $8,706.8 $8,324.3 $4,240.4 $2,843.7 $6,927.6 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 7,880.7 7,315.2 3,751.6 2,444.3 6,007.9 Operating expenses 240.8 219.0 229.5 320.9 363.3 387.4 398.8 200.7 197.4 395.5 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $438.7 $610.3 $288.1 $202.0 $524.2 General and administrative expenses 57.0 64.3 59.0 81.4 99.7 111.2 133.4 61.6 67.0 138.8 EBITDA $106.6 $86.7 $71.0 $363.8 $559.3 $327.5 $476.9 $226.5 $135.0 $385.4 Year Ended 12/31 Delek US Contribution Margin & EBITDA Reconciliation

Summary Organization Structure 38 (1) Currently a 4.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek. Market cap based on share prices on 9/11/2015. 95.6% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $0.9 billion Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $2.0 billion 60% interest Alon USA NYSE: ALJ Market Cap: $1.3 billion 48% interest

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366